Exhibit 99.3

FOURTH QUARTER 2016

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler, and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Certain non-GAAP measures are provided in this presentation which are important to the reader of the Consolidated Financial Statements but should be supplemental and not a substitute for to primary U.S. GAAP measures. Reconciliation of non-GAAP financial measures are included within this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

4Q 2016 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Discontinued Operations	21
Earnings Per Share Related Information	22
Adjusted Tangible Book Per Share Related Information	23
Core ROTCE Related Information	24
Adjusted Efficiency Ratio Related Information	25

4Q 2016 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Selected Income Statement Data	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Net financing revenue (ex. OID) (1)	$991	$1,011	$998	$964	$995	$(19)	$(4)	$3,964	$3,764	$200
OID amortization expense (2)	(15)	(15)	(14)	(13)	(12)	(1)	(3)	(57)	(45)	(12)
Net financing revenue (as reported)	976	996	984	951	983	(20)	(7)	3,907	3,719	188
Total other revenue	392	388	374	376	356	4	36	1,530	1,142	388

Total net revenue	1,368	1,384	1,358	1,327	1,339	(16)	29	5,437	4,861	576
Provision for loan losses	267	258	172	220	240	9	27	917	707	210
Controllable expenses (3)	499	479	463	477	466	20	33	1,919	1,839	80
Other noninterest expenses	222	256	310	233	202	(34)	20	1,020	922	98

Pre-tax income from continuing operations	380	391	413	397	431	(11)	(51)	1,581	1,393	188
Income tax expense	134	130	56	150	155	4	(21)	470	496	(26)
(Loss) / Income from discontinued operations, net of tax	2	(52)	3	3	(13)	54	15	(44)	392	(436)

Net income	248	209	360	250	263	39	(15)	1,067	1,289	(222)
Preferred dividends	-	-	15	15	1,216	-	(1,216)	30	2,571	(2,541)

Net income (loss) available to common	$248	$209	$345	$235	$(953)	$39	$1,201	$1,037	$(1,282)	$2,319

Selected Balance Sheet Data (Period-End)
Total assets	$163,728	$157,397	$157,931	$156,505	$158,581	$6,331	$5,147
Consumer loans	76,843	75,673	74,365	73,688	74,065	1,170	2,778
Commercial loans	42,101	39,286	38,288	37,188	37,535	2,815	4,566
Allowance for loan losses	(1,144)	(1,134)	(1,089)	(1,077)	(1,054)	(10)	(90)
Deposits	79,022	75,744	72,802	70,265	66,478	3,278	12,544
Common equity (4)	13,317	13,630	13,611	13,127	12,743	(313)	574
Total equity	13,317	13,630	13,611	13,823	13,439	(313)	(122)

Common Share Count
Weighted average basic (5)	472,502	482,393	485,370	484,233	483,300	(9,891)	(10,798)	481,105	482,873	(1,768)
Weighted average diluted (5)(6)	474,505	483,575	486,074	484,654	484,845	(9,070)	(10,341)	482,182	483,934	(1,752)
Issued shares outstanding (period-end)	467,000	475,470	483,753	483,475	481,980	(8,470)	(14,980)	467,000	481,980	(14,980)

Per Common Share Data
Earnings per share (basic) (5)	$0.53	$0.43	$0.71	$0.49	$(1.97)	$0.10	$2.50	$2.15	$(2.66)	$4.81
Earnings per share (diluted) (5)(6)	0.52	0.43	0.71	0.49	(1.97)	0.09	2.49	2.15	(2.66)	4.81
Adjusted earnings per share (7)	0.54	0.56	0.54	0.52	0.52	(0.02)	0.02	2.16	2.00	0.16
Book value per share	28.5	28.7	28.1	28.6	27.9	(0.2)	0.6	28.5	27.9	0.63
Tangible book value per share (8)	27.9	28.0	27.6	27.1	26.4	(0.2)	1.5	27.9	26.4	1.51
Adjusted tangible book value per share (8)	26.2	26.3	25.9	25.4	24.6	(0.2)	1.6	26.2	24.6	1.55

Select Financial Ratios
Net interest margin (as reported)	2.56%	2.69%	2.68%	2.59%	2.65%			2.63%	2.57%
Net interest margin (ex. OID)	2.60%	2.73%	2.72%	2.63%	2.68%			2.67%	2.60%
Cost of funds (incl. OID)	1.90%	1.89%	1.90%	1.88%	1.75%			1.90%	1.81%
Cost of funds (ex. OID)	1.84%	1.83%	1.84%	1.82%	1.70%			1.84%	1.76%
Efficiency Ratio	52.7%	53.1%	56.9%	53.5%	49.9%			54.1%	56.8%
Adjusted efficiency ratio (9)	46.4%	45.9%	43.7%	45.4%	43.6%			45.4%	45.3%
Return on average assets (10)	0.6%	0.5%	0.9%	0.6%	0.7%			0.7%	0.8%
Return on average total equity (10)	7.4%	6.1%	10.4%	7.3%	7.4%			8.0%	8.9%
Return on average tangible common equity (10)	7.5%	6.3%	10.4%	7.3%	n/m			8.1%	n/m
Core ROTCE (10)(11)	9.4%	9.8%	9.7%	9.8%	9.8%			10.0%	9.4%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio (13)	9.4%	9.5%	9.6%	9.5%	9.2%
Tier 1 capital ratio	10.9%	11.1%	11.2%	11.6%	11.1%
Total capital ratio	12.6%	12.8%	12.8%	13.0%	12.5%

(1) Represents a non-GAAP financial measure. Excludes original issue discount expense (OID).

(2) OID is primarily related to bond exchange OID (excludes international operations and post 2009 issuances)

(3) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(4) Includes common stock and paid-in capital, treasury stock, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that vested but were not yet issued

(6) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(7) Represents a non-GAAP financial measure. For more details refer to page 22

(8) Represents a non-GAAP financial measure. For more details refer to page 23

(9) Represents a non-GAAP financial measure. For more details refer to page 25

(10) Return metrics are annualized

(11) Return metrics are annualized. For more details refer to page 24

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(13) Common Equity Tier 1 capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

4Q 2016 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,355	$1,307	$1,265	$1,235	$1,212	$48	$143	$5,162	$4,570	$592
Interest on loans held-for-sale	-	-	-	-	-	-	-	-	40	(40)
Total interest and dividends on investment securities	109	101	99	102	98	8	11	411	381	30
Interest-bearing cash	4	3	4	3	2	1	2	14	8	6
Other Earning Assets	7	-	-	-	-			7	-
Operating leases	592	649	701	769	812	(57)	(220)	2,711	3,398	(687)

Total financing revenue and other interest income	2,067	2,060	2,069	2,109	2,124	7	(57)	8,305	8,397	(92)
Interest expense
Interest on deposits	222	212	203	193	188	10	34	830	718	112
Interest on short-term borrowings	18	14	12	13	13	4	5	57	49	8
Interest on long-term debt	434	430	436	442	404	4	30	1,742	1,662	80

Total interest expense	674	656	651	648	605	18	69	2,629	2,429	200
Depreciation expense on operating lease assets	417	408	434	510	536	9	(119)	1,769	2,249	(480)

Net financing revenue (as reported)	$976	$996	$984	$951	$983	$(20)	$(7)	$3,907	$3,719	$188
Other revenue
Servicing fees	15	17	18	13	13	(2)	2	64	44	19
Insurance premiums and service revenue earned	241	238	236	230	234	3	7	945	940	5
Gain on mortgage and automotive loans, net	7	-	3	1	-	7	7	11	45	(34)
Loss on extinguishment of debt	(1)	-	-	(4)	(3)	(1)	2	(5)	(357)	352
Other gain on investments, net	39	52	39	54	49	(13)	(10)	185	155	30
Other income, net of losses	91	81	77	82	63	10	28	331	314	17

Total other revenue	392	388	374	376	356	4	36	1,530	1,142	388
Total net revenue	1,368	1,384	1,358	1,327	1,339	(16)	29	5,437	4,861	576
Provision for loan losses	267	258	172	220	240	9	27	917	707	210
Noninterest expense
Compensation and benefits expense	250	248	242	252	237	2	13	992	963	29
Insurance losses and loss adjustment expenses	55	69	145	73	54	(14)	1	342	293	49
Other operating expenses	416	418	386	385	377	(2)	39	1,605	1,505	100

Total noninterest expense	721	735	773	710	668	(14)	53	2,939	2,761	178
Pre-tax income from continuing operations	$380	$391	$413	$397	$431	$(11)	$(51)	$1,581	$1,393	$188
Income tax expense from continuing operations	134	130	56	150	155	4	(21)	470	496	(26)

Net income from continuing operations	246	261	357	247	276	(15)	(30)	1,111	897	214
Income / (Loss) from discontinued operations, net of tax	2	(52)	3	3	(13)	54	15	(44)	392	(436)

Net income	$248	$209	$360	$250	$263	$39	$(15)	$1,067	$1,289	$(222)

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$991	$1,011	$998	$964	$995	$(19)	$(4)	$3,964	$3,764	$200
Total other revenue (ex. OID) (2)	392	388	374	380	358	4	34	1,534	1,498	36
Provision for loan losses	267	258	172	220	240	9	27	917	707	210
Controllable expenses (3)	499	479	459	473	465	20	34	1,911	1,832	79
Other noninterest expenses	222	256	310	233	202	(34)	20	1,020	922	98

Total Noninterest Expense	721	735	769	706	667	(14)	54	2,931	2,754	177

Core pre-tax income	$395	$406	$431	$419	$446	$(10)	$(51)	$1,651	$1,801	$(151)
less: Repositioning items (3)	-	-	4	7	3	-	(3)	11	349	(338)
less: OID amortization expense	15	15	14	15	12	1	3	59	59	(0)

Pre-tax income from continuing operations	$380	$391	$413	$397	$431	$(11)	$(51)	$1,581	$1,393	$188

(1) Represents a non-GAAP financial measure. Excludes OID

(2) Represents a non-GAAP financial measure. Excludes accelerated OID primarily related to the extinguishment of high-cost legacy debt of $2 million in 1Q 2016 and $14 million in 2015

(3) Excludes Repositioning items. Repositioning items are primarily related to the extinguishment of high-cost legacy debt and other strategic activities.

4Q 2016 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2016	12/31/2015
Assets
Cash and cash equivalents
Noninterest-bearing	$1,547	$1,779	$1,790	$1,906	$2,148	$(232)	$(601)
Interest-bearing	4,387	2,510	3,941	3,095	4,232	1,877	155

Total cash and cash equivalents	5,934	4,289	5,731	5,001	6,380	1,645	(446)
Investment securities (1)	19,765	18,350	18,768	18,298	17,157	1,415	2,608
Loans held-for-sale, net	-	56	15	39	105	(56)	(105)
Finance receivables and loans, net						-	-
Finance receivables and loans, net	118,944	114,959	112,653	110,876	111,600	3,985	7,344
Allowance for loan losses	(1,144)	(1,134)	(1,089)	(1,077)	(1,054)	(10)	(90)

Total finance receivables and loans, net	117,800	113,825	111,564	109,799	110,546	3,975	7,254
Investment in operating leases, net	11,470	12,689	13,755	14,958	16,271	(1,219)	(4,801)
Premiums receivables and other insurance assets	1,905	1,881	1,844	1,828	1,801	24	104
Other assets	6,854	6,307	6,254	6,582	6,321	547	533

Total assets	$163,728	$157,397	$157,931	$156,505	$158,581	$6,331	$5,147

Liabilities
Deposit liabilities
Noninterest-bearing	$84	$101	$94	$92	$89	$(17)	$(5)
Interest-bearing	78,938	75,643	72,708	70,173	66,389	3,295	12,549

Total deposit liabilities	79,022	75,744	72,802	70,265	66,478	3,278	12,544
Short-term borrowings	12,673	6,434	5,994	5,365	8,101	6,239	4,572
Long-term debt	54,128	56,836	61,040	62,044	66,234	(2,708)	(12,106)
Interest payable	351	462	427	374	350	(111)	1
Unearned insurance premiums and service revenue	2,500	2,493	2,465	2,449	2,434	7	66
Accrued expense and other liabilities	1,737	1,798	1,592	2,185	1,545	(61)	192

Total liabilities	$150,411	$143,767	$144,320	$142,682	$145,142	$6,644	$5,269

Equity
Common stock and paid-in capital (2)	$20,809	$20,960	$21,106	$21,087	$21,084	$(151)	$(275)
Preferred stock	-	-	-	696	696	-	(696)
Accumulated deficit	(7,151)	(7,361)	(7,530)	(7,875)	(8,110)	210	959
Accumulated other comprehensive (loss) income	(341)	31	35	(85)	(231)	(372)	(110)

Total equity	13,317	13,630	13,611	13,823	13,439	(313)	(122)

Total liabilities and equity	$163,728	$157,397	$157,931	$156,505	$158,581	$6,331	$5,147

(1) Includes held-to-maturity securities

(2) Includes Treasury stock

4Q 2016 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Assets
Interest-bearing cash and cash equivalents	$2,556	$2,530	$2,708	$2,867	$2,743	$26	$(187)	$2,657	$3,702	$(1,045)
Federal funds sold and securities purchased under resale agreements	-	-	2	-	-	-	-	1	-	1
Investment securities	20,143	18,139	18,190	17,594	16,932	2,004	3,211	19,119	17,643	1,476
Loans held-for-sale, net	-	1	-	35	13	(1)	(13)	9	884	(875)
Total finance receivables and loans, net (2)	116,769	113,294	112,158	111,525	110,623	3,475	6,146	113,140	104,296	8,844
Investment in operating leases, net	12,099	13,232	14,392	15,638	16,824	(1,133)	(4,725)	13,791	18,058	(4,267)

Total interest earning assets	151,567	147,196	147,450	147,659	147,135	4,371	4,432	148,717	144,583	4,134
Noninterest-bearing cash and cash equivalents	1,124	1,369	1,339	1,841	1,368	(245)	(244)	1,412	1,522	(110)
Other assets	8,039	8,764	8,755	8,929	8,433	(725)	(394)	8,291	8,567	(276)
Allowance for loan losses	(1,139)	(1,103)	(1,088)	(1,060)	(1,030)	(36)	(109)	(1,095)	(985)	(110)

Total assets	$159,591	$156,226	$156,456	$157,369	$155,906	$3,365	$3,685	$157,325	$153,687	$3,638

Liabilities
Interest-bearing deposit liabilities	$76,950	$74,166	$71,479	$68,148	$64,890	$2,784	$12,060	$72,515	$62,086	$10,429
Short-term borrowings	8,353	5,194	5,535	5,609	6,073	3,159	2,280	6,161	6,289	(128)
Long-term debt (3)	55,916	58,425	60,758	64,841	66,162	(2,509)	(10,246)	59,792	66,100	(6,308)

Total interest-bearing liabilities (3)	141,219	137,785	137,772	138,598	137,125	3,434	4,094	138,468	134,475	3,993
Noninterest-bearing deposit liabilities	96	97	91	92	95	(1)	1	94	85	9
Other liabilities	4,442	4,674	4,948	5,053	4,144	(232)	298	5,090	4,302	788

Total liabilities	$145,757	$142,556	$142,811	$143,743	$141,364	$3,201	$4,393	$143,652	$138,862	$4,790

Equity
Total equity	$13,834	$13,670	$13,645	$13,626	$14,542	$164	$(708)	$13,673	$14,825	$(1,152)

Total liabilities and equity	$159,591	$156,226	$156,456	$157,369	$155,906	$3,365	$3,685	$157,325	$153,687	$3,638

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) QTD: includes OID average of $1,256 in 4Q16, $1,272 million in 3Q16, $1,286 million in 2Q 2016, $1,298 million in 1Q 2016, $1,310 million in 4Q 2015, $1,278 in FY16 and $1,328 in FY15

4Q 2016 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Automotive Finance	$298	$319	$426	$337	$333	$(21)	$(35)	$1,380	$1,335	$45
Insurance	69	56	(18)	50	78	13	(9)	157	211	(54)

Dealer Financial Services	367	375	408	387	411	(8)	(44)	1,537	1,546	(9)
Mortgage Finance	15	8	9	2	9	7	6	34	11	23
Corporate Finance	31	15	14	11	9	16	22	71	50	21
Corporate and Other (1)	(33)	(7)	(18)	(3)	2	(26)	(35)	(61)	(214)	153

Pre-tax income from continuing operations	$380	$391	$413	$397	$431	$(11)	$(51)	$1,581	$1,393	$188
OID amortization expense (2)	15	15	14	15	12	1	3	59	59	(0)
Repositioning items (2)(3)	-	-	4	7	3	-	(3)	11	349	(338)

Core pre-tax income (4)	$395	$406	$431	$419	$446	$(10)	$(51)	$1,651	$1,801	$(151)

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments. Subsequent to June 1, 2016, TradeKing activity included within the Corporate & Other segment.

(2) OID amortization expense and repositioning items for all periods shown is applied to the pre-tax income of the Corporate and Other segment. Includes accelerated OID expense of $2 million in 1Q 2016 and $14 million in 2015 associated with debt redemptions

(3) Repositioning items are primarily related to the extinguishment of high-cost legacy debt and strategic activities

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) original issue discount (OID) amortization expense and (2) repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

4Q 2016 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Net financing revenue
Consumer	$933	$911	$877	$866	$867	$22	$66	$3,587	$3,230	$357
Commercial	287	267	262	252	238	20	49	1,068	939	129
Loans held-for-sale	-	-	-	-	(1)	-	1	-	34	(34)
Operating leases	592	649	701	769	812	(57)	(220)	2,711	3,398	(687)
Other interest income	3	3	2	3	2	-	1	11	8	3

Total financing revenue and other interest income	1,815	1,830	1,842	1,890	1,918	(15)	(103)	7,377	7,609	(232)
Interest expense	491	489	479	484	482	2	9	1,943	1,931	12
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	427	470	520	565	604	(43)	(177)	1,981	2,600	(619)
Remarketing gains	(10)	(62)	(86)	(55)	(68)	52	58	(213)	(351)	139
Total depreciation expense on operating lease assets	417	408	434	510	536	9	(119)	1,769	2,249	(480)

Net financing revenue	907	933	929	896	900	(26)	7	3,665	3,429	236

Other revenue
Servicing fees	15	17	18	13	13	(2)	2	64	45	19
Gain/(loss) on automotive loans, net	7	-	5	5	-	7	7	17	(23)	39
Other income	56	58	53	59	52	(1)	4	226	213	13

Total other revenue	78	74	77	77	65	4	13	306	235	71

Total net revenue	985	1,007	1,006	973	965	(22)	20	3,971	3,664	307
Provision for loan losses	275	270	170	209	236	5	39	924	696	228
Noninterest expense
Compensation and benefits	118	119	118	126	119	(1)	(1)	481	489	(8)
Other operating expenses	294	299	292	301	277	(5)	17	1,186	1,144	42

Total noninterest expense	412	418	410	427	396	(6)	16	1,667	1,633	34

Income before income tax expense	$298	$319	$426	$337	$333	$(21)	$(35)	$1,380	$1,335	$45

Memo: Net lease revenue
Operating lease revenue	$592	$649	$701	$769	$812	$(57)	$(220)	$2,711	$3,398	$(687)
Depreciation expense on operating lease assets (ex. remarketing)	427	470	520	565	604	(43)	(177)	1,981	2,600	(619)
Remarketing gains	(10)	(62)	(86)	(55)	(68)	52	58	(213)	(351)	139

Total depreciation expense on operating lease assets	417	408	434	510	536	9	(119)	1,769	2,249	(480)

Net lease revenue	$175	$241	$267	$259	$276	$(66)	$(101)	$942	$1,149	$(207)

Balance Sheet (Period-End)
Cash, trading and investment securities	$30	$30	$30	$31	$31	$-	$(1)
Finance receivables and loans, net:
Consumer loans	65,750	64,750	63,193	62,926	64,226	1,000	1,524
Commercial loans (1)	38,853	36,043	35,258	34,348	34,918	2,810	3,935
Allowance for loan losses	(989)	(969)	(919)	(905)	(887)	(20)	(102)

Total finance receivables and loans, net	103,614	99,824	97,532	96,369	98,257	3,790	5,357
Investment in operating leases, net	11,470	12,689	13,755	14,958	16,271	(1,219)	(4,801)
Other assets	1,233	1,126	1,039	931	1,077	107	156

Total assets	$116,347	$113,669	$112,356	$112,289	$115,636	$2,678	$711

(1) Includes intercompany

4Q 2016 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.9	$2.0	$1.9	$1.9	$2.3	$(0.1)	$(0.4)	$7.6	$9.7	$(2.1)
Retail standard - new vehicle Chrysler	1.1	1.2	1.2	1.0	1.1	(0.2)	(0.0)	4.5	4.7	(0.2)
Retail standard - new vehicle Growth	1.2	1.3	1.3	1.2	1.2	(0.1)	0.0	4.9	4.7	0.1
Used vehicle	3.4	3.8	4.0	4.1	3.4	(0.4)	(0.0)	15.3	14.8	0.4
Lease	0.7	1.0	0.9	0.8	1.1	(0.3)	(0.4)	3.4	4.7	(1.3)
Retail subvented	0.0	0.1	0.1	0.1	0.3	(0.1)	(0.2)	0.4	2.2	(1.9)

Total originations	$8.2	$9.3	$9.4	$9.0	$9.3	$(1.1)	$(1.0)	$36.0	$41.0	$(5.0)

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.2	$2.3	$2.1	$2.0	$2.3	$(0.1)	$(0.1)	$8.6	$10.5	$(1.8)
Prime (CB 739-660)	2.9	3.4	3.5	3.2	3.2	(0.5)	(0.3)	13.0	14.1	(1.1)
Prime/Near (CB 659-620)	1.9	2.2	2.3	2.2	2.1	(0.3)	(0.3)	8.6	9.1	(0.5)
Non Prime (CB 619-540)	0.7	0.9	0.9	1.0	1.1	(0.2)	(0.4)	3.5	4.8	(1.3)
Sub Prime (CB 539-0)	0.1	0.1	0.1	0.1	0.1	(0.0)	(0.0)	0.4	0.5	(0.2)
Unscored (3)	0.5	0.5	0.5	0.5	0.5	0.0	0.0	2.0	2.0	(0.1)

Total originations	$8.2	$9.3	$9.4	$9.0	$9.3	$(1.1)	$(1.0)	$36.0	$41.0	$(5.0)

U.S. Market
Light vehicle sales (SAAR - units in millions)	18.0	17.5	17.1	17.3	17.9	0.5	0.1	17.5	17.3	0.1
Light vehicle sales (quarterly - units in millions)	4.4	4.5	4.5	4.1	4.4	(0.0)	0.0	17.5	17.4	0.1
GM market share	18.8%	17.4%	16.7%	16.8%	17.8%			17.4%	17.7%
Chrysler market share	12.0%	12.8%	13.3%	13.5%	13.3%			12.9%	12.9%

U.S. Consumer Penetration
GM	8.5%	8.8%	9.1%	9.3%	13.0%			8.9%	16.5%
Chrysler	14.0%	14.8%	13.8%	12.5%	15.1%			13.8%	13.5%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$33.3	$30.7	$30.0	$29.2	$29.9	$2.7	$3.4
Other dealer loans	5.5	5.4	5.2	5.1	5.0	0.2	0.5

Total Commercial outstandings	$38.9	$36.0	$35.3	$34.3	$34.9	$2.9	$4.0

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	71,737	80,999	76,001	78,820	69,710	(9,262)	2,027	307,557	264,256	43,301
Average gain per vehicle	$135	$767	$1,126	$700	$979	$(632)	$(844)	$691	$1,329	$(638)
Total gains ($ in millions)	$10	$62	$86	$55	$68	$(52)	$(59)	$213	$351	$(138)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Unscored are primarily Commercial Services Group (“CSG”)

4Q 2016 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement (GAAP View)	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Net financing revenue
Interest and dividends on investment securities	$26	$24	$25	$24	$25	$2	$1	$99	$99	$-
Interest bearing cash	2	2	3	2	2	-	-	9	8	1

Total financing revenue and other interest revenue	28	26	28	26	27	2	1	108	107	1
Interest expense	11	12	12	12	12	(1)	(1)	47	50	(3)

Net financing revenue	17	14	16	14	15	3	2	61	57	4
Other revenue
Insurance premiums and service revenue earned	241	238	236	230	234	3	7	945	940	5
Other gain/(loss) on investments, net	17	24	21	22	28	(7)	(11)	84	85	(1)
Other income, net of losses	1	2	2	2	2	(1)	(1)	7	8	(1)

Total other revenue	259	264	259	254	264	(5)	(5)	1,036	1,033	3

Total net revenue	276	278	275	268	279	(2)	(3)	1,097	1,090	7
Noninterest expense
Compensation and benefits expense	17	16	17	18	15	1	2	68	68	-
Insurance losses and loss adjustment expenses	55	69	145	73	54	(14)	1	342	293	49
Other operating expenses	135	137	131	127	132	(2)	3	530	518	12

Total noninterest expense	207	222	293	218	201	(15)	6	940	879	61

Income (loss) from cont. ops before income tax expense	$69	$56	$(18)	$50	$78	$13	$(9)	$157	$211	$(54)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$241	$238	$236	$230	$234	$3	$7	$945	$940	$5
Investment income	32	36	34	34	41	(4)	(9)	136	134	2
Other income	3	4	5	4	4	(1)	(1)	16	16	-

Total insurance premiums and other income	276	278	275	268	279	(2)	(3)	1,097	1,090	7
Expense
Insurance losses and loss adjustment expenses	55	69	145	73	54	(14)	1	342	293	49
Acquisition and underwriting expenses
Compensation and benefit expense	17	16	17	18	15	1	2	68	68	-
Insurance commission expense	98	99	97	94	94	(1)	4	389	378	11
Other expense	37	38	34	33	38	(1)	(1)	141	140	1

Total acquisition and underwriting expense	152	153	148	145	147	(1)	5	598	586	12
Total expense	207	222	293	218	201	(15)	6	940	879	61

Income (loss) from cont. ops before income tax expense	$69	$56	$(18)	$50	$78	$13	$(9)	$157	$211	$(54)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,033	$5,155	$5,140	$5,141	$5,053	$(122)	$(20)
Premiums receivable and other insurance assets	1,920	1,894	1,856	1,840	1,813	26	107
Other assets	219	210	197	213	187	9	32

Total assets	$7,172	$7,259	$7,193	$7,194	$7,053	$(87)	$119

Key Statistics (Continuing Operations)
Total written premiums and revenue	$237	$252	$237	$222	$222	$(15)	$15	$948	$978	$(30)

Loss ratio	22.6%	28.8%	60.9%	31.5%	22.5%			35.9%	30.9%
Underwriting expense ratio	62.7%	63.8%	61.9%	62.5%	62.6%			62.8%	61.9%

Combined ratio	85.3%	92.5%	122.8%	94.0%	85.1%			98.7%	92.8%

4Q 2016 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Net financing revenue
Total financing revenue and other interest income	$65	$64	$64	$57	$54	$1	$11	$250	$177	$73
Interest expense	39	39	38	37	36	-	3	153	120	33

Net financing revenue	26	25	26	20	18	1	8	97	57	40
Total net revenue	26	25	26	20	18	1	8	97	57	40
Provision for loan losses	(8)	1	-	3	(2)	(9)	(6)	(4)	7	(11)
Noninterest expense
Compensation and benefits expense	3	4	3	3	2	(1)	1	13	5	8
Other operating expense	16	12	14	12	9	4	7	54	34	20

Total noninterest expense	19	16	17	15	11	3	8	67	39	28

Income from cont. ops before income tax expense	$15	$8	$9	$2	$9	$7	$6	$34	$11	$23

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$8,294	$7,931	$8,009	$7,443	$6,413	$363	$1,881
Allowance for loan losses	$(11)	(19)	(18)	$(18)	(16)	8	5

Total finance receivables and loans, net	8,283	7,912	7,991	7,425	6,397	371	1,886
Other assets	24	21	23	68	64	3	(40)

Total assets	$8,307	$7,933	$8,014	$7,493	$6,461	$374	$1,846

4Q 2016 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Net financing revenue
Total financing revenue and other interest income	$54	$48	$46	$44	$39	$6	$15	$192	$143	$49
Interest expense	20	18	17	16	14	2	6	71	54	17

Net financing revenue	34	30	29	28	25	4	9	121	89	32
Other income, net of losses	12	4	4	6	3	8	9	26	25	1

Total net revenue	46	34	33	34	28	12	18	147	114	33
Provision for loan losses	(2)	3	3	6	6	(5)	(8)	10	9	1
Noninterest expense
Compensation and benefits expense	9	9	10	10	8	-	1	38	32	6
Other operating expense	8	7	6	7	5	1	3	28	23	5

Total noninterest expense	17	16	16	17	13	1	4	66	55	11

Income from cont. ops before income tax expense	$31	$15	$14	$11	$9	$16	$22	$71	$50	$21

Balance Sheet (Period-End)
Loans held for sale	$-	$56	$15	$39	$105	$(56)	$(105)
Commercial loans (1)	3,180	3,182	2,975	2,795	2,568	(2)	612
Allowance for loan losses	(62)	(62)	(59)	(56)	(50)	-	(12)
Total finance receivables and loans, net	3,118	3,120	2,916	2,739	2,518	(2)	600

Other assets	65	56	58	61	54	9	11

Total assets	$3,183	$3,232	$2,989	$2,839	$2,677	$(49)	$506

(1) Includes intercompany loan activity

4Q 2016 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Net financing revenue
Total financing revenue and other interest income	$105	$92	$89	$92	$86	$13	$19	$378	$361	$17
Interest expense
Original issue discount amortization (1)	15	15	14	13	12	1	3	57	45	12
Other interest expense	98	83	91	86	49	14	49	358	229	129

Total interest expense	113	98	105	99	61	15	52	415	274	141

Net financing revenue (deficit)	(8)	(6)	(16)	(7)	25	(2)	(33)	(37)	87	(124)
Other revenue
Loss on extinguishment of debt	(1)	-	-	(4)	(3)	(1)	2	(5)	(357)	352
Other gain on investments, net	23	28	18	32	21	(5)	2	101	70	31
Other income, net of losses (2)	21	18	16	11	6	3	15	66	136	(70)

Total other (loss) revenue	43	46	34	39	24	(3)	19	162	(151)	313

Total net revenue (deficit)	35	40	18	32	49	(5)	(14)	125	(64)	189
Provision for loan losses	2	(16)	(1)	2	-	18	2	(13)	(5)	(8)
Noninterest expense
Compensation and benefits expense	103	100	94	95	93	3	10	392	369	23
Other operating expense (3)	(37)	(37)	(57)	(62)	(46)	-	9	(193)	(214)	21

Total noninterest expense	66	63	37	33	47	3	19	199	155	44

(Loss) Income from cont. ops before income tax expense	$(33)	$(7)	$(18)	$(3)	$2	$(26)	$(35)	$(61)	$(214)	$153

Balance Sheet (Period-End)
Cash, trading and investment securities	$20,636	$17,454	$19,329	$18,127	$18,453	$3,182	$2,183
Finance receivables and loans, net
Consumer loans	2,799	2,992	3,163	3,319	3,426	(193)	(627)
Commercial loans (4)	68	61	55	45	49	7	19
Allowance for loan losses	(82)	(84)	(93)	(98)	(101)	2	19

Total finance receivables and loans, net	2,785	2,969	3,125	3,266	3,374	(184)	(589)
Other assets	5,298	4,881	4,925	5,297	4,927	417	371

Total assets	$28,719	$25,304	$27,379	$26,690	$26,754	$3,415	$1,965

OID Amortization Schedule (5)	2017	2018	2019	2020 and After
Remaining Core OID Amortization (as of 12/31/2016)	$71	$86	$27	Avg = $51/yr

(1) Does not include accelerated OID expense of $2 million in 1Q16 and $14 millon in 2015

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $193 million for 4Q16, $190 million for 3Q16, $186 million for 2Q16, $202 million for 1Q16, $178 million for 4Q15, $770 million for FY16 and $755 million for FY15 . The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

4Q 2016 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15
Ending loan balance	$118,944	$114,959	$112,653	$110,876	$111,600	$3,985	$7,344
30+ Accruing DPD	$2,246	$1,934	$1,740	$1,496	$1,985	$312	$261
30+ Accruing DPD %	1.89%	1.68%	1.54%	1.35%	1.78%
Non-performing loans (NPLs)	$819	$753	$734	$698	$680	$66	$139
Net charge-offs (NCOs)	$257	$213	$152	$179	$198	$44	$59
Net charge-off rate (2)	0.88%	0.75%	0.54%	0.64%	0.72%

Provision for loan losses	$267	$258	$172	$220	$240	$10	$28
Allowance for loan losses (ALLL)	$1,144	$1,134	$1,089	$1,077	$1,054	$10	$90

ALLL as % of Loans (3)	1.0%	1.0%	1.0%	1.0%	0.9%
ALLL as % of NPLs (3)	140%	150%	148%	154%	155%
ALLL as % of NCOs (3)	111%	133%	179%	150%	133%

US Auto Delinquencies - HFI Retail Contract $’s (5)
Delinquent contract $	$2,160	$1,823	$1,643	$1,387	$1,886	$337	$274
% of retail contract $ outstanding	3.28%	2.81%	2.60%	2.20%	2.93%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $’s
Net charge-offs	$255	$219	$148	$173	$194	$36	$61
% of avg. HFI assets (2)	1.56%	1.37%	0.94%	1.08%	1.21%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $’s
Net charge-offs	$1	$0	$0	$0	$3	$0	$(3)
% of avg. HFI assets (2)	0.01%	0.00%	0.00%	0.00%	0.04%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $43 million of fair value adjustment for loans in hedge accounting relationships in 4Q16, $66 million in 3Q16, $88 million in 2Q16, $87 million in 1Q16 and $66 million in 4Q15.

(5) Dollar amount of accruing contracts greater than 30 days past due

4Q 2016 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15
Allowance for loan losses	$932	$912	$862	$850	$834	$20	$97
Total consumer loans (2)	$65,793	$64,816	$63,281	$63,013	$64,292	$977	$1,501
Coverage ratio (3)	1.4%	1.4%	1.4%	1.3%	1.3%

Commercial
Allowance for loan losses	$57	$57	$57	$55	$53	$(0)	$4
Total commercial loans	$38,853	$36,036	$35,251	$34,325	$34,895	$2,817	$3,958
Coverage ratio	0.1%	0.2%	0.2%	0.2%	0.2%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$11.33	$19	$18	$18	$15.56	$(8)	$(4)
Total consumer loans	$8,294	$7,931	$8,009	$7,443	$6,413	$363	$1,880
Coverage ratio	0.1%	0.2%	0.2%	0.2%	0.2%

Mortgage - Legacy
Allowance for loan losses	$80	$81	$91	$97	$98	$(1)	$(18)
Total consumer loans	$2,756	$2,926	$3,075	$3,232	$3,360	$(170)	$(604)
Coverage ratio	2.9%	2.8%	2.9%	3.0%	2.9%

Total Mortgage
Allowance for loan losses	$91	$100	$109	$115	$114	$(9)	$(23)
Total consumer loans	$11,050	$10,857	$11,084	$10,675	$9,773	$193	$1,277
Coverage ratio	0.8%	0.9%	1.0%	1.1%	1.2%

Corporate Finance (1)
Allowance for loan losses	$62	$62	$59	$56	$50	$(0)	$12
Total commercial loans	$3,180	$3,182	$2,976	$2,796	$2,568	$(2)	$611
Coverage ratio	2.0%	2.0%	2.0%	2.0%	2.0%

Corporate and Other (1)
Allowance for loan losses	$2	$3	$2	$1	$3	$(1)	$(1)
Total commercial loans	$68	$68	$61	$67	$72	$(0)	$(4)
Coverage ratio	2.6%	3.7%	2.6%	2.1%	4.0%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $43 million of fair value adjustment for loans in hedge accounting relationships in 4Q16, $66 million in 3Q16, $88 million in 2Q16, $87 million in 1Q16 and $66 million in 4Q15.

(3) Excludes $43 million of fair value adjustment for loans in hedge accounting relationships in 4Q16, $66 million in 3Q16, $88 million in 2Q16, $87 million in 1Q16 and $66 million in 4Q15.

(4) Numbers may not foot due to rounding

4Q 2016 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15
Risk-weighted assets	$138.5	$135.5	$133.8	$133.6	$135.8	$3.0	$2.7

Common Equity Tier 1 (CET1) capital ratio (2)	9.4%	9.5%	9.6%	9.5%	9.2%
Tier 1 capital ratio	10.9%	11.1%	11.2%	11.6%	11.1%
Total capital ratio	12.6%	12.8%	12.8%	13.0%	12.5%

Tangible common equity / Tangible assets (3)(4)	8.0%	8.5%	8.5%	8.4%	8.0%
Tangible common equity / Risk-weighted assets (3)	9.4%	9.8%	10.0%	9.8%	9.4%

Shareholders’ equity	$13.3	$13.6	$13.6	$13.8	$13.4	$(0.3)	$(0.1)
less: Preferred equity	-	-	-	(0.7)	(0.7)	-	0.7
Disallowed DTA	(0.4)	(0.4)	(0.5)	(0.5)	(0.4)	(0.0)	(0.0)
Certain AOCI items and other adjustments	0.1	(0.3)	(0.3)	-	0.2	0.4	(0.1)

Common Equity Tier 1 capital (2)	$13.0	$12.9	$12.8	$12.7	$12.5	$0.1	$0.5

Common Equity Tier 1 capital	$13.0	$12.9	$12.8	$12.7	$12.5	$0.1	$0.5
add: Preferred equity	-	-	-	0.7	0.7	-	(0.7)
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	(0.0)	(0.0)
less: Other adjustments	(0.3)	(0.3)	(0.4)	(0.4)	(0.6)	(0.0)	0.3

Tier 1 capital	$15.1	$15.1	$15.0	$15.5	$15.1	$0.0	$0.0

Tier 1 capital	$15.1	$15.1	$15.0	$15.5	$15.1	$0.0	$0.0
add: Qualifying subordinated debt and redeemable preferred stock	1.2	1.2	1.2	0.9	0.9	(0.0)	0.3
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.1	1.1	1.0	1.0	1.0	0.0	0.1

Total capital	$17.4	$17.3	$17.2	$17.4	$17.0	$0.1	$0.4

Total shareholders’ equity	$13.3	$13.6	$13.6	$13.8	$13.4	$(0.3)	$(0.1)
less: Preferred equity	-	-	-	(0.7)	(0.7)	-	0.7
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	-	-	0.0	(0.3)

Tangible common equity (3)	$13.0	$13.3	$13.3	$13.1	$12.7	$(0.3)	$0.3

Total assets	$163.7	$157.4	$157.9	$156.5	$158.6	$6.3	$5.1
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	-	-	0.0	(0.3)

Tangible assets (4)	$163.4	$157.1	$157.7	$156.5	$158.6	$6.3	$4.8

Regulatory Capital - Basel III transition to fully phased-in
Numerator
Common equity tier 1 capital (transition)	$13.0	$12.9	$12.8	$12.7	$12.5
DTAs arising from NOL and tax credit carryforwards phased-in during transition	(0.3)	(0.3)	(0.3)	(0.3)	(0.6)
Intangibles phased-in during transition	(0.0)	(0.0)	(0.0)	-	-

Common equity tier 1 capital (fully phased-in)	$12.7	$12.6	$12.5	$12.3	$11.9

Denominator
Risk-weighted assets (transition)	$138.5	$135.5	$133.8	$133.6	$135.8
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.5	0.5	0.5	0.4	0.5
Intangibles phased in during transition	0.0	0.0	0.0	-	-

Risk-weighted assets (fully phased-in)	$139.0	$136.0	$134.2	$134.0	$136.4

Metric
Common equity tier 1 (transition)	9.4%	9.5%	9.6%	9.5%	9.2%
Common equity tier 1 (fully phased-in) (2)	9.1%	9.3%	9.3%	9.2%	8.7%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 capital (“CET1”) fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

(3) Represents a non-GAAP financial measure. We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(4) Represents a non-GAAP financial measure. We define tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

4Q 2016 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	12/31/2016		9/30/2016		12/31/2015
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.2	$4.8	$1.9	$1.9	$2.5	$3.8
Highly liquid securities (3)	2.2	7.1	1.7	8.2	2.9	5.5
Current committed unused capacity	3.2	0.4	2.8	0.7	0.3	0.0

Subtotal	$6.6	$12.2	$6.4	$10.7	$5.6	$9.3
Ally Bank intercompany loan (4)	1.1	(1.1)	0.3	(0.3)	0.6	(0.6)

Total Current Available Liquidity	$7.7	$11.1	$6.7	$10.4	$6.2	$8.7

Unsecured Long-Term Debt Maturity Profile	2017	2018	2019	2020	2021	2022 and after
Consolidated remaining maturities (5)	$4.4	$3.7	$1.7	$2.2	$0.6	$8.5

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes OID

4Q 2016 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		YEARLY TRENDS

Average Balance Details	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Retail Auto Loan	$65,209	$64,223	$63,621	$64,566	$64,231	$986	$978	$64,230	$61,308	$2,922
Auto Lease (net of dep)	12,099	13,232	14,392	15,638	16,824	(1,133)	(4,725)	13,791	18,058	(4,267)
Commercial Auto	37,386	34,905	34,800	34,026	34,077	2,481	3,309	35,191	32,697	2,494
Corporate Finance	3,273	3,115	2,973	2,781	2,506	158	767	3,028	2,233	795
Mortgage	10,901	11,052	10,764	10,152	9,809	(151)	1,092	10,691	8,942	1,749
Cash, Securities and Other	22,699	20,669	20,900	20,496	19,688	2,030	3,011	21,786	21,345	441

Total Earning Assets	$151,567	$147,196	$147,450	$147,659	$147,135	$4,371	$4,432	$148,717	$144,583	$4,134

Interest Revenue	1,650	1,652	1,635	1,599	1,588	(2)	62	6,536	6,148	388

LT Unsecured Debt	$21,346	$21,714	$22,698	$22,452	$21,716	$(368)	$(370)	$21,991	$21,995	$(4)
Secured Debt	29,788	32,343	34,019	37,587	40,134	(2,555)	(10,346)	33,319	41,258	(7,939)
Deposits (2)	77,046	74,263	71,570	68,240	64,985	2,783	12,061	72,609	62,171	10,438
Other Borrowings (3)	14,391	10,834	10,862	11,709	11,695	3,557	2,696	11,921	10,464	1,457

Total Funding Sources (1)	$142,571	$139,154	$139,149	$139,988	$138,530	$3,417	$4,041	$139,840	$135,888	$3,952

Interest Expense	659	641	637	635	593	18	66	2,572	2,384	188

Net Financing Revenue (4)	$991	$1,011	$998	$964	$995	$(20)	$(4)	$3,964	$3,764	$200

Net Interest Margin (yield details)
Retail Auto Loan	5.64%	5.58%	5.47%	5.31%	5.26%			5.52%	5.26%
Auto Lease (net of dep)	5.75%	7.25%	7.46%	6.66%	6.51%			6.83%	6.36%
Commercial Auto	3.05%	3.03%	3.03%	2.98%	2.78%			3.03%	2.88%
Corporate Finance	6.56%	6.39%	6.36%	6.51%	6.33%			6.47%	6.49%
Mortgage	3.25%	3.24%	3.36%	3.37%	3.28%			3.31%	3.37%
Cash, Securities and Other	2.10%	2.00%	1.98%	2.06%	2.02%			1.98%	1.82%

Total Earning Assets	4.33%	4.46%	4.46%	4.36%	4.28%			4.39%	4.25%

LT Unsecured Debt	4.99%	4.87%	4.80%	4.89%	4.55%			4.90%	4.94%
Secured Debt	1.74%	1.62%	1.56%	1.48%	1.27%			1.60%	1.20%
Deposits	1.15%	1.14%	1.14%	1.14%	1.15%			1.14%	1.15%
Other Borrowings (3)	1.08%	1.14%	1.15%	1.06%	0.95%			1.11%	0.81%

Total Funding Sources (1)	1.84%	1.83%	1.84%	1.82%	1.70%			1.84%	1.75%

NIM (as reported)	2.56%	2.69%	2.68%	2.59%	2.65%			2.63%	2.57%
NIM (excluding OID) (1)	2.60%	2.73%	2.72%	2.63%	2.68%			2.67%	2.60%

Key Deposit Statistics
Average retail CD maturity (months)	30.7	31.1	31.4	31.6	31.8	(0.4)	(1.1)
Average retail deposit rate	1.10%	1.10%	1.11%	1.11%	1.12%

Ally Financial Deposits Levels
Ally Bank retail	$66,584	$63,880	$61,239	$58,977	$55,437	$2,704	$11,147
Ally Bank brokered	12,187	11,570	11,269	10,979	10,723	616	1,464
Other	251	294	294	309	318	(42)	(67)

Total deposits	$79,022	$75,744	$72,802	$70,265	$66,478	$3,278	$12,544

Ally Bank Deposit Mix
Retail CD	27.7%	27.9%	29.0%	30.1%	31.8%
MMA/OSA/Checking	56.8%	56.8%	55.4%	54.2%	52.0%
Brokered	15.5%	15.3%	15.5%	15.7%	16.2%

(1) Excludes OID

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $96 million in 4Q16, $97 million in 3Q16, $91 million in 2Q16, $92 million in 1Q16 and $95 million in 4Q15.

(3) Includes Demand Notes, FHLB and Repurchase Agreements

4Q 2016 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15
Loan Value
Gross carry value	$8.3	$7.9	$8.0	$7.4	$6.4
Net carry value	$8.3	$7.9	$8.0	$7.4	$6.4

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.3%	0.3%	0.4%	0.5%	0.6%
% 30+ Day delinquent	0.6%	0.9%	0.8%	1.0%	0.9%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	3.8%	3.4%	3.4%	3.5%	3.4%
Refreshed FICO	772	772	771	770	769
Wtd. Avg. LTV/CLTV (1)	59.7%	60.6%	61.1%	60.8%	60.4%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$2.8	$2.9	$3.1	$3.2	$3.4
Net carry value	$2.7	$2.8	$3.0	$3.1	$3.3

Estimated Pool Characteristics
% Second lien	17.7%	18.1%	18.4%	18.6%	18.9%
% Interest only	6.8%	8.7%	12.9%	14.0%	16.9%
% 30+ Day delinquent	4.4%	4.1%	4.0%	4.1%	4.4%
% Low/No documentation	22.6%	22.8%	22.9%	22.7%	22.6%
% Non-primary residence	7.4%	7.4%	7.4%	7.4%	7.4%
Refreshed FICO	730	730	728	728	728
Wtd. Avg. LTV/CLTV (1)	74.1%	76.6%	77.8%	77.6%	78.1%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

4Q 2016 Preliminary Results	20

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Impact of Discontinued Operations (1)	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Auto Finance	$(0)	$(0)	$(0)	$(1)	$(5)	$0	$5	$(2)	$441	$(443)
Insurance	-	-	0	(0)	-	-	-	0	3	(3)
Mortgage Finance	-	-	-	-	-	-	-	-	-	-
Corporate Finance	-	-	0	-	0	-	(0)	0	31	(31)
Corporate and Other	2	(45)	(3)	6	2	47	(0)	(41)	(7)	(34)

Consolidated pretax income / (loss)	$1	$(46)	$(3)	$4	$(3)	$47	$4	$(43)	$468	$(511)
Tax expense (benefit)	(1)	7	(6)	1	10	(8)	(11)	1	76	(75)

Consolidated net income / (loss)	$2	$(52)	$3	$3	$(13)	$54	$15	$(44)	$392	$(436)

(1) Disc ops activity reflects several actions including divestitures of international businesses and discontinued mortgage operations in addition to certain discrete tax items

4Q 2016 Preliminary Results	21

ALLY FINANCIAL INC. PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Earnings Per Share Data	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Net income (loss)	$248	$209	$360	$250	$263	$39	$(15)	$1,067	$1,289	$(222)
less: Preferred stock dividends	-	-	15	15	1,216	-	(1,216)	30	2,571	(2,541)

GAAP net income available to common shareholders	$248	$209	$345	$235	$(953)	$39	$1,201	$1,037	$(1,282)	$2,319

Weighted-average shares outstanding - basic (1)	472,502	482,393	485,370	484,233	483,300	(9,891)	(10,798)	481,105	482,873	(1,769)

Weighted-average shares outstanding - diluted (1)(2)	474,505	483,575	486,074	484,654	484,845	(9,070)	(10,340)	482,182	483,934	(1,752)

Issued shares outstanding (period-end)	467,000	475,470	483,753	483,475	481,980	(8,470)	(14,980)	467,000	481,980	(14,980)

Net income (loss) per share - basic (1)	$0.53	$0.43	$0.71	$0.49	$(1.97)	$0.10	$2.50	$2.15	$(2.66)	$4.81

Net income (loss) per share - diluted (1)(2)	$0.52	$0.43	$0.71	$0.49	$(1.97)	$0.09	$2.49	$2.15	$(2.66)	$4.81

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income available to common shareholders	$248	$209	$345	$235	$(953)	$39	$1,201	$1,037	$(1,282)	$2,319
less: Disc Ops, net of tax	(2)	52	(3)	(3)	13	(54)	(15)	44	(392)	436
add back: Original issue discount expense (“OID expense”)	15	15	14	15	12	1	3	59	59	(0)
add back: Repositioning Items	-	-	4	7	3	-	(3)	11	349	(338)
less: OID & Repo. Tax (35% in ‘16, 34% in ‘15)	(5)	(5)	(6)	(8)	(5)	(0)	(0)	(24)	(139)	114
Significant Discrete Tax Items	-	-	(91)	7	-	-	-	(84)	-	(84)
Series G Actions	-	-	-	-	1,179	-	(1,179)	-	2,350	(2,350)
Series A Actions	-	-	1	-	-	-	-	1	22	(22)

Core net income available to common shareholders (3)	$256	$271	$263	$253	$249	$(15)	$7	$1,043	$967	$75

Denominator
Weighted-Average Shares Outstanding - (Diluted, thousands)	474,505	483,575	486,074	484,654	484,845			482,182	483,934

Adjusted EPS (4)	$0.54	$0.56	$0.54	$0.52	$0.52	$(0.02)	$0.02	$2.16	$2.00	$0.16

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(3) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income available to common is adjusted for the following items: (a) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (b) adds back the tax-effected non-cash expense bond exchange original issue discount (OID), (c) adds back tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, (d) excludes certain discrete tax items that do not relate to the operating performance of the core businesses, and (e) adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure.

4Q 2016 Preliminary Results	22

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE

Numerator
GAAP shareholder’s equity	$13.3	$13.6	$13.6	$13.8	$13.4	$(0.3)	$(0.1)	$13.3	$13.4	$(0.1)
less: Preferred equity	-	-	-	(0.7)	(0.7)	-	0.7	-	(0.7)	0.7

GAAP Common shareholder’s equity	13.3	13.6	13.6	13.1	12.7	(0.3)	0.6	13.3	12.7	0.6
less: Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.0)	(0.0)	0.0	(0.3)	(0.3)	(0.0)	(0.3)
Tangible common equity	13.0	13.3	13.3	13.1	12.7	(0.3)	0.3	13.0	12.7	0.3
less: Tax-effected bond OID (35% tax rate in 2016; 34% tax rate in 2015 and prior)	(0.8)	(0.8)	(0.8)	(0.8)	(0.9)	0.0	0.0	(0.8)	(0.9)	0.0
less: Series G discount	-	-	-	-	-	-	-	-	-	-

Adjusted tangible book value	$12.2	$12.5	$12.5	$12.3	$11.9	$(0.3)	$0.4	$12.2	$11.9	$0.4

Denominator
Issued shares outstanding (period-end, thousands)	467,000	475,470	483,753	483,475	481,980			467,000	481,980

GAAP shareholder’s equity per share	$28.5	$28.7	$28.1	$28.6	$27.9	$(0.2)	$0.6	$28.5	$27.9	$0.6
less: Preferred equity per share	-	-	-	(1.4)	(1.4)	-	1.4	-	(1.4)	1.4

GAAP Common shareholder’s equity per share	28.5	28.7	28.1	27.2	26.4	(0.2)	2.1	28.5	26.4	2.1
less: Goodwill and identifiable intangibles, net of DTLs per share	(0.6)	(0.6)	(0.6)	(0.1)	(0.1)	(0.0)	(0.6)	(0.6)	(0.1)	(0.6)

Tangible common equity per share	27.9	28.0	27.6	27.1	26.4	(0.2)	1.4	27.9	26.4	1.5
less: Tax-effected bond OID (35% tax rate in 2016; 34% tax rate in 2015 and prior) per share	(1.7)	(1.7)	(1.7)	(1.7)	(1.8)	(0.0)	0.0	(1.7)	(1.8)	0.0
less: Series G discount per share	-	-	-	-	-	-	-	-	-	-

Adjusted tangible book value per share (1)	$26.2	$26.3	$25.9	$25.4	$24.6	$(0.2)	$1.6	$26.2	$24.6	$1.6

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity available to shareholders even if original issue discount (OID) expense were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (a) goodwill and identifiable intangibles, net of DTLs, (b) tax-effected bond OID to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (c) Series G discount which reduces tangible common equity as the company has normalized its capital structure.

4Q 2016 Preliminary Results	23

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Core Return on Tangible Common Equity (“Core ROTCE”)	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Numerator
GAAP net income available to common shareholders	$248	$209	$345	$235	$(953)	$39	$1,201	$1,037	$(1,282)	$2,319
less: Disc Ops, net of tax	(2)	52	(3)	(3)	13	(54)	(15)	44	(392)	436
add back: Original issue discount expense (“OID expense”)	15	15	14	15	12	1	3	59	59	(0)
add back: Repositioning Items	-	-	4	7	3	-	(3)	11	349	(338)
less: OID & Repo. Tax (35% in ‘16, 34% in ‘15)	(5)	(5)	(6)	(8)	(5)	(0)	(0)	(24)	(139)	114
Significant Discrete Tax Items & Other	-	-	(91)	7	8	-	(8)	(84)	22	(107)
Series G Actions	-	-	-	-	1,179	-	(1,179)	-	2,350	(2,350)
Series A Actions	-	-	1	-	-	-	-	1	22	(22)

Core net income available to common shareholders (1)	$256	$271	$263	$253	$257	$(15)	$(1)	$1,043	$990	$53

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.5	$13.6	$13.7	$13.6	$14.0	$(0.1)	$(0.5)	$13.4	$14.4	$(1.0)
less: Preferred equity	0.0	0.0	0.3	0.7	0.8	-	(0.8)	0.3	1.0	(0.6)
less: Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	0.3	0.1	0.0	0.0	(0.6)	(0.3)	0.2	0.0	0.1

Tangible common equity	$13.2	$13.3	$13.2	$12.9	$13.2	$(0.2)	$(0.1)	$12.9	$13.4	$(0.5)
less: Unamortized original issue discount (“OID discount”)	1.3	1.3	1.3	1.3	1.3	(0.0)	(0.1)	1.3	1.3	(0.1)
less: Net deferred tax asset (“DTA”)	1.0	1.0	1.1	1.2	1.4	(0.0)	(0.4)	1.2	1.6	(0.4)

Normalized common equity (2)	$10.9	$11.0	$10.8	$10.4	$10.5	$(0.1)	$0.4	$10.4	$10.5	$(0.1)
Core ROTCE (3)	9.4%	9.8%	9.7%	9.8%	9.8%			10.0%	9.4%

(1) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(2) Normalized common equity calculated using 2 period average

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. Ally’s Core net income available to common utilized a static 34% tax rate for purposes of calculating Core ROTCE through 4Q 2015. As of 1Q 2016, Ally’s Core net income available to common for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax settlements, which aligns with the methodology used calculating adjusted earnings per share.

(a) In the numerator of Core ROTCE, GAAP net income available to common is adjusted for discontinued operations net of tax, tax-effected OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.

(b) In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, unamortized OID, and net DTA.

4Q 2016 Preliminary Results	24

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Adjusted Efficiency Ratio Calculation	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15	2016	2015	CHANGE
Numerator
Total noninterest expense	$721	$735	$773	$710	$668	$(14)	$53	$2,939	$2,761	$178
less: Rep and warrant expense	(0)	(2)	(3)	(1)	(2)	1	2	(6)	(13)	7
less: Insurance expense	207	222	293	218	201	(15)	6	940	879	61
less: Repositioning items	-	-	4	4	1	-	(1)	9	7	1

Adjusted noninterest expense	$514	$515	$479	$488	$468	$(0)	$46	$1,997	$1,888	$109

Denominator ($ millions)
Total net revenue	$1,368	$1,384	$1,358	$1,327	$1,339	$(16)	$29	$5,437	$4,861	$576
add: Original issue discount	15	15	14	15	12	1	3	59	59	(0)
add: Repositioning items	-	-	-	3	2	-	(2)	3	342	(340)
less: Insurance revenue	276	278	275	268	279	(2)	(3)	1,097	1,090	7

Adjusted net revenue	$1,107	$1,121	$1,097	$1,076	$1,074	$(13)	$33	$4,401	$4,172	$229
Adjusted Efficiency Ratio (1)	46.4%	45.9%	43.7%	45.4%	43.6%			45.4%	45.3%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, repositioning items primarily related to strategic activities and rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue, repositioning items primarily related to the extinguishment of high-cost legacy debt and original issue discount (OID). See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

4Q 2016 Preliminary Results	25